EXHIBIT 10.206


LETTER AGREEMENT REGARDING RECEIVABLES PURCHASE AGREEMENT

          THIS LETTER AGREEMENT, dated as of January 18, 2002 (as amended, restated or otherwise modified from time to time, the "Letter Agreement") refers to the RECEIVABLES PURCHASE AGREEMENT, dated as of December 11, 1998 (as amended, amended and restated or otherwise modified from time to time, the "Agreement"), between and among CROMPTON CORPORATION (as successor by merger to Crompton & Knowles Corporation), as the Initial Collection Agent, CROMPTON MANUFACTURING COMPANY, INC. (f/k/a Uniroyal Chemical Company, Inc. ("Crompton Manufacturing")), UNIROYAL CHEMICAL EXPORT LTD. ("Export"), DAVIS STANDARD CORPORATION, PARATEC ELASTOMERS LLC ("Paratec"), CROMPTON CORPORATION and CROMPTON & KNOWLES COLORS, INCORPORATED, a Delaware corporation ("Colors") (each a "Seller" and collectively, the "Sellers"), CROMPTON & KNOWLES
RECEIVABLES   CORPORATION,   a   Delaware corporation
("Buyer"),   and  CROMPTON  SALES  COMPANY,  INC., a
Delaware corporation  ("Crompton  Sales") and
ABN  AMRO  BANK  N.V.  (the "Agent").

                    W I T N E S S E T H:

          WHEREAS,  the  Sellers  and the
Buyer have previously entered into the Agreement pursuant to which the Sellers agreed to sell to Buyer, and Buyer agreed to buy from each of the Sellers, all of the Receivables and Related Assets generated by each such Seller;

          WHEREAS,   pursuant   to  the
Agreement, Buyer   has transferred to ABN
AMRO Bank N.V. as agent for Amsterdam
Funding Corporation (as assignee of
Windmill Funding Corporation) and the
Committed Purchasers all of Buyer's right, title and interest in and to the Agreement, including, without limitation, interests in the Receivables sold to Buyer pursuant thereto;

          WHEREAS,  Crompton Sales wishes
to sell, transfer and assign Receivables and Related Purchased Assets to Buyer as though it were a Seller under the Agreement and Buyer wishes to purchase
Receivables and Related Purchased Assets from Crompton Sales as though it were a Seller under the Agreement, all effective as of January 18, 2002;

          NOW,  THEREFORE,  for good and
valuable consideration, the receipt and
sufficiency of which are hereby
acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     SECTION 1.     Defined Terms.  Unless
Otherwise amended by the terms of this Agreement, terms used in this Letter Agreement shall have the meanings assigned in the Agreement.

SECTION 2.     Adoption of Agreement.

          (a)  Each of the parties hereto
agrees that, effective as of January 18, 2002 (the "Effective Date"), Crompton Sales agrees to sell, transfer, assign, set over and otherwise convey to Buyer, and Buyer agrees to purchase from Crompton
Sales, all Receivables and  other Related
Purchased Assets originated by Crompton Sales on the terms and conditions set forth in the Agreement, a copy of which is attached as Exhibit A hereto.

(b)  From and after the Effective Date,
each of the parties hereto shall consider the term "Seller" to include Crompton
Sales. In addition, from and after the
Effective Date, Crompton Sales hereby
agrees to be bound by all of the terms and conditions applicable to a Seller contained in the Agreement and the other Transaction
Documents. In connection with the execution of this Letter Agreement, Crompton Sales and the Buyer agree to deliver each of the documents set forth in Section 4.1 of the Agreement, to the extent that such documents are applicable.

(c)  In connection with the execution and
delivery of this Letter Agreement, Crompton
Sales hereby makes, with respect to itself, the representations and warranties set forth in Section 5.1 of the Agreement.
Crompton Sales is, and at all times since its incorporation, incorporated under the laws of the state of Delaware. The chief executive office of Crompton Sales is located in Greenwich, Connecticut with a mailing address at One American Lane, Greenwich, Connecticut 06831-2559 and has not been located anywhere else since its incorporation. Crompton Sales has no trade names and has not conducted business under any other name since its incorporation.

     SECTION 3.     Execution in
Counterparts, Effectiveness.  This Letter
Agreement may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed an original and all of which shall constitute together but one and the same agreement.

SECTION 4.     Governing Law.  THIS
AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE
WITH THE LAWS OF THE STATE OF NEW YORK,
WITHOUT REFERENCE TO CONFLICT OF LAW
PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND
REMEDIES OF THE PARTIES HEREUNDER SHALL BE
DETERMINED IN ACCORDANCE W1TH THE LAWS OF
THE STATE OF NEW YORK.

                     [Signatures Follow]

       IN  WITNESS  WHEREOF,  the  Initial
Collection Agent, the Sellers that, as of the date hereof, may sell Receivables and Related Purchased Assets to Buyer, Buyer,
Crompton Sales, and the Agent have caused this Letter Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

 CROMPTON CORPORATION (successor-in-interest to CK
 Witco), as Initial Collection Agent and as Seller

                         By:
                         Title:
                         DAVIS STANDARD CORPORATION,
                         as Seller

                         By:
                         Title:


                         CROMPTON SALES COMPANY, INC.,
                         as Seller

                         By:
                         Title:

                         Address:  One American Lane
                                   Greenwich, Ct 06831-2559

                         CROMPTON & KNOWLES RECEIVABLES
                         CORPORATION,
                         as the Buyer

                         By:
                         Title:

                          ABN AMRO BANK N.V.,
                          as Agent

                          By:

                          Title:









                             EXHIBIT A

                     RECEIVABLES PURCHASE AGREEMENT